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                                                                    EXHIBIT 99


IGEN International, Inc. Balance Sheet with Pro Forma Information (Unaudited), November 30, 1997 (In thousands, 000's omitted)


                                                  Actual (1)                             PROFORMA
                                              November 30, 1997    Transaction (2)   November 30, 1997
                                              -----------------    ---------------   -----------------
ASSETS
Cash and cash equivalents                           $3,516             $23,750           $27,266
Short term investments                                 619                                   619
Accounts receivable                                  1,443                                 1,443
Notes receivable                                        91                                    91
Inventory                                            1,582                                 1,582
Prepaid expenses and other assets                    1,085                                 1,085
                                              -----------------    ---------------   -----------------
   Total Currents Assets                             8,336              23,750            32,086
                                              -----------------    ---------------   -----------------
Equipment, furniture and improvements                7,256                                 7,256
Accumulated depreciation and amortization           (4,478)                               (4,478)
                                              -----------------    ---------------   -----------------
   Equipment, furniture and improvements, net        2,778                                 2,778
                                              -----------------    ---------------   -----------------
Other noncurrent assets                                413                                   413
                                              -----------------    ---------------   -----------------
TOTAL ASSETS                                       $11,527             $23,750           $35,277
                                              -----------------    ---------------   -----------------
                                              -----------------    ---------------   -----------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses               $5,301                $100            $5,401
Deferred revenue                                     3,839                                 3,839
Obligations under capital leases                       135                                   135
                                              -----------------    ---------------   -----------------
   Total current liabilities                         9,275                 100             9,375
                                              -----------------    ---------------   -----------------
Stockholder's Equity:
Convertible Preferred Stock, $0.001 par
   value, 10,000,000 shares authorized,
   issuable in series: Series A, 600,000
   shares designated, none issued;
   Series B, 25,000 shares issued and
   outstanding                                                               1                 1
Common stock: $.001 par value, 50,000,000
   shares authorized; 15,152,515 issued
   and outstanding                                      15                                    15
Additional paid-in capital                          65,419              23,649            89,068
Accumulated deficit                                (62,894)                              (62,894)
Notes receivable from sale of common stock            (288)                                 (288)
                                              -----------------    ---------------   -----------------
   Total stockholders' equity                        2,252              23,650            25,902
                                              -----------------    ---------------   -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $11,527             $23,750           $35,277
                                              -----------------    ---------------   -----------------
                                              -----------------    ---------------   -----------------
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(1) The unaudited balance sheet of IGEN International, Inc. (the "Company")
    reflects, in the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary to present fairly the Company's financial position at November 30, 1997.

(2) Transaction Summary - Issue 25,000 shares of Convertible Preferred Series B stock on December 19, 1997 in the total amount of $25 million ($23.65 million net of transaction costs).


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